UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 16, 2021

Hines Global Income Trust, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
         Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

The information discussed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 16, 2021, the Board of Directors (the “Board”) of Hines Global Income Trust, Inc. (the “Company”) voted to expand the number of directors of the Company from five to seven directors. In connection with the expansion of the number of directors, the Board elected Dr. Ruth J. Simmons and Laura Hines-Pierce to fill the newly created vacancies on the Board and serve as directors of the Company effective immediately. The Board determined that Dr. Simmons qualifies as an independent director in accordance with the criteria in the Company’s charter, the applicable rules of the Securities and Exchange Commission (the “SEC”) and the listing standards of the New York Stock Exchange, including with respect to committee service, and appointed her to serve on each of the Audit, Nominating and Corporate Governance, Conflicts, Compensation and Valuation Committees of the Board.

Dr. Simmons is the President of Prairie View A&M University, having served as interim President from July 2017 to December 2017, and President Emerita of Brown University, having served as President from 2001 to 2012. Prior to that, Dr. Simmons served as President of Smith College from 1995 to 2001 and Vice Provost of Princeton University from 1991 to 1995. She also served in various leadership positions at colleges and universities beginning in 1977, including the University of Southern California from 1979 to 1983, Princeton University from 1983 to 1989 and Spelman College from 1989 to 1991. Dr. Simmons currently serves on the board of directors for a number of privately-held companies and previously served on the board of directors at Square, Inc. from August 2015 to February 2020, Chrysler Automobiles N.V. from June 2012 to April 2019, Mondelez International, Inc. from October 2012 to November 2017, The Goldman Sachs Group, Inc. from 2000 until May 2010 and Texas Instruments Inc. from August 1999 to April 2016. Dr. Simmons holds a B.A. in French from Dillard University and a Ph.D. in Romance Languages and Literatures from Harvard University.

Ms. Hines-Pierce joined Hines Interests Limited Partnership (“Hines”), the sponsor of the Company, in 2012 and currently serves as the Senior Managing Director in the Office of the CEO and is a member of Hines’ Executive Committee. From 2012 to 2017, she was responsible for project management of land acquisitions and developments in the Midwest and Southeast regions, including the analysis of acquisition and new business opportunities, the development of financial and budget models, the assessment of market research, the evaluation of mixed-use development opportunities and assistance with institutional fundraising. From 2017 to 2018, Ms. Hines-Pierce worked in the Office of the Chief Investment Officer and in September 2018 was named Hines' Transformation Officer, to support Hines’ strategic and transformative efforts across its business. In addition to these roles, she also was a part of the team that established the OneHines Women's Network, which led to the creation of Hines’ Diversity & Inclusion Initiative. Ms. Hines-Pierce received her Bachelor of Arts in Economics and Art History from Duke University and her MBA from Harvard University.

Ms. Hines-Pierce is the daughter of Jeffrey C. Hines, the Company’s Chairman and Chief Executive Officer and is employed by Hines. HGIT Advisors LP (the “Advisor”), the advisor to the Company, is wholly-owned, indirectly, by, or for the benefit of, Mr. Hines. Hines, the Advisor and their affiliates are parties to various agreements with the Company for which they receive compensation. Please see Part III, Item 13 of Hines Global’s Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), filed with the SEC on March 26, 2021, for a description of these agreements. Except for the agreements described in the Annual Report and standard indemnification agreements entered into between the Company and each of Dr. Simmons and Ms. Hines-Pierce, there are no current or proposed transactions between the Company and Dr. Simmons, Ms. Hines-Pierce or any member of their respective immediate families has or had a direct or indirect interest in any transaction in which the Company or any of its subsidiaries is or was a participant that would be required to be disclosed under Item 404(a) of Regulation S-K. In addition, the Company entered into indemnification agreements with each of Dr. Simmons and Ms. Hines-Pierce in connection with their respective appointments to the Board, in substantially the same form that was previously entered into between the Company and its other directors. The indemnification agreement requires, among other things, that, subject to certain limitations, the Company will indemnify the director and advance all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. The preceding summary of the Company’s form of indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement that is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.
For her service as an independent member of the Board, Dr. Simmons will be entitled to certain compensation that all of the Company’s independent directors will receive for Board service during 2021, including an annual fee of $65,000 and a grant of $50,000 in restricted Class I shares of the Company (each prorated for a partial year of service). As an employee of Hines, Ms. Hines-Pierce will receive no compensation for serving on the Board.

Item 7.01 Regulation FD Disclosure

On June 22, 2021, the Company issued a press release announcing Dr. Simmons’ and Ms. Hines-Pierce’s appointments as directors, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1
Form of Indemnification Agreement entered into between Hines Global Income Trust, Inc. Incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-11 (File No. 333-191106) filed with the SEC on August 15, 2014.

99.1*	Press Release dated June 22, 2021

*	Furnished Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global Income Trust, Inc.

June 22, 2021	By:	/s/ A. Gordon Findlay
Name: A. Gordon Findlay
Title: Chief Accounting Officer and Treasurer